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                                    GUARANTY


                          Dated as of October ___, 2001


                                     Made By


                            CEDAR INCOME FUND, LTD.,


                                  as Guarantor


                                   in favor of


                               SWH FUNDING CORP.,


                                    as Lender






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                                    GUARANTY


         THIS GUARANTY (this "Guaranty"), dated as of October ___, 2001, is made by CEDAR INCOME FUND, LTD., a Maryland corporation, having an address at 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050 ("Guarantor"), in favor of SWH FUNDING CORP., a New Jersey corporation, having an office at Two University Plaza, Hackensack, New Jersey 07601 (together with its successors, assigns and participants, "Lender").


                              W I T N E S S E T H:


         WHEREAS, Lender has made or is about to make a loan in the original principal amount of $6,000,000.00 (collectively, the "Loan") to Cedar Income Fund Partnership, L.P., a Delaware limited partnership ("Borrower"), pursuant to a certain Loan Agreement, as of even date herewith, between Lender and Borrower (as the same may be amended, supplemented, extended, modified, restated or replaced from time to time, the "Loan Agreement"), which Loan is or will be (a) evidenced by the Note made by Borrower to the order of Lender in the original principal amount of the Loan and (b) secured by, inter alia, the Mortgage granted by Borrower in favor of Lender encumbering the Premises (as each of such capitalized terms is defined in the Loan Agreement); and

         WHEREAS, the Guarantor is the sole general partner of Borrower and will, therefore, derive material direct and indirect economic and other benefits from Lender making the Loan to Borrower; and

         WHEREAS, Guarantor acknowledges its receipt and approval of copies of the Loan Agreement, the Note, the Mortgage and all other Loan Documents (as defined in the Loan Agreement); and

         WHEREAS, to induce Lender to make the Loan to Borrower, Guarantor has agreed to enter into this Guaranty, Guarantor acknowledging that, without this Guaranty, Lender would be unwilling to make the Loan.

         NOW, THEREFORE, in consideration of the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

         1. Definitions. All capitalized terms used herein, but not otherwise defined herein, shall have the respective meanings ascribed to such terms in the Loan Agreement.

         2. Guaranty Obligations. Guarantor hereby unconditionally, absolutely and irrevocably, as a primary obligor and not merely as a surety guarantees to Lender the punctual and complete (a) payment in full (and not merely the collectibility) of and shall pay or cause to be paid to Lender when due pursuant to the Loan Documents (i) all installments of interest on the Outstanding Principal Balance in accordance with the terms and conditions of the Loan Agreement, the Note and the other Loan Documents, whether at the Basic Interest Rate, the Default Rate or any other rate, as applicable, specified in the Loan

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Agreement, the Note and the other Loan Documents, (ii) the Outstanding Principal
Balance, whether at the stated maturity of the Loan, upon acceleration or otherwise and at all times thereafter, (iii) all transfer, stamp or other fees or taxes levied on the holder of the Note by reason of the making of the Note or the recording or filing of any Loan Document, (iv) the Exit Fee, all Late Charges, if any, and other amounts due and payable by Borrower to Lender pursuant to the Loan Agreement, the Note and the other Loan Documents, (v) all transfer, stamp, recording or filing or other fees or taxes and other costs and expenses imposed upon foreclosure of any of the Collateral, or the conveyance or transfer or all or any part of the Collateral to Lender or its nominee in lieu thereof, or otherwise and (vi) any and all costs and expenses, (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Lender in enforcing, obtaining advice of counsel with respect to, or collecting any or all of the foregoing under the Loan Documents or Guarantor under this Guaranty and (b) performance of, and shall cause to be performed, all other Obligations as and when required pursuant to the Loan Documents (such obligation to guaranty payment and performance pursuant to this Section 2 being referred to herein as the "Guaranty Obligations").

         3. Unconditional and Absolute Guaranty.

                  (a) Guarantor guarantees that the Obligations shall be paid and/or performed strictly in accordance with the Loan Agreement, the Note and the other Loan Documents, regardless of any law, statute, rule, regulation, decree or order now or hereafter in effect in any jurisdiction affecting or purporting to affect in any manner any of such terms or the rights or remedies of Lender with respect thereto regardless of any law, statute, rule, regulation, decree or order now or hereafter in effect in any jurisdiction affecting or purporting to affect in any manner any of such terms or the rights, powers or remedies of Lender with respect thereto.

                  (b) Any payment or payments made by Borrower or any other Person or received or collected by Lender from Borrower or any other Person by virtue of any action or proceeding or any other set-off or appropriation or application at any time or from time to time in respect of any indebtedness, obligations or liabilities of Borrower or any other Person under the Loan Agreement, the Note or the other Loan Documents may be applied by Lender in satisfaction of such indebtedness, obligations and liabilities in such order as Lender may determine in accordance with the Note and the other Loan Documents, and no application of such payment or payments to satisfaction of indebtedness, obligations or liabilities other than the Obligations shall discharge in any manner any obligations of Guarantor hereunder.

                  (c) The liability of Guarantor under this Guaranty shall be absolute and unconditional, and shall not be affected, released, terminated, discharged or impaired, in whole or in part, by, and Lender may proceed to exercise any right or remedy hereunder irrespective of, and Guarantor waives, any common law, equitable, statutory or other rights which Guarantor might possess as a result of or in connection with, any or all of the following:

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                           (i) any lack of genuineness, regularity, validity,
legality or enforceability, or the voidability of, all or any portion of the Loan Agreement or any of the other Loan Documents or any other agreement or instrument relating thereto;

                           (ii) the failure of Lender to exercise or to exhaust
any right or remedy or take any action against Borrower, any other Person or the Collateral or any other security available to Lender, including, without limitation, any indulgence, forbearance or compromise granted or given by Lender to Borrower or any other Significant Party;

                           (iii) any amendment or modification of the Loan
Agreement or any of the other Loan Documents;

                           (iv) any change in the time, manner or place of
payment of all or any of the Obligations now existing or hereafter coming into existence and arising from, by reason of, or in any way relating to any of the terms, covenants, conditions and agreements of the Loan Agreement or any of the other Loan Documents or any extensions of time for payment, whether in whole or in part, of the terms of the Loan Agreement or any of the other Loan Documents on the part of Borrower or any other Person to be paid, performed or observed, as applicable;

                           (v) any amendment or waiver of, or any assertion or
enforcement or failure or refusal to assert or enforce, or any consent or indulgence granted by Lender with respect to a departure from, any term of the Loan Agreement or any of the other Loan Documents, including, without limitation, the waiver by Lender of any default of Borrower or any other Person, or the making of any other arrangement with, or the accepting of any compensation or settlement or compromise from, Borrower or any other Person;

                           (vi) any failure or delay of Lender to exercise, or
any lack of diligence in exercising, any right or remedy with respect to the Loan Agreement, any other Loan Document or this Guaranty;

                           (vii) any dealings or transactions between Lender and
Borrower or any other Person whether or not Guarantor shall be a party to or cognizant of the same;

                           (viii) any exchange, surrender or release, in whole
or in part, of any security which may be held by Lender at any time for or under the Loan Agreement, any other Loan Document or in respect of the Obligations;

                           (ix) any other guaranty or any indemnity now or
hereafter executed by Guarantor or any other guarantor or any indemnitor or the release of any other guarantor or any indemnitor from or the failure of any other Person to assume liability for the payment, performance or observance of the Obligations or any of the terms of the Loan Agreement, the Note or any other Loan Document on the part of Borrower or any other Person to be paid, performed or observed whether by operation of law or otherwise;

                           (x) any rights, powers or privileges Lender may now
or hereafter have against any Person or the Collateral in respect of the Obligations;



                                       3
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                           (xi) Lender's consent to any assignment or successive
assignments of the Loan Agreement, the Note or any or all of the other Loan Documents by Borrower or any other Person;

                           (xii) the failure to give Guarantor or any other
Person any notices whatsoever;

                           (xiii) any other circumstance which might in any
manner or to any extent constitute a defense available to Borrower or any other Person, or vary the risk of Guarantor, or might otherwise constitute a legal or equitable discharge or defense available to a surety or guarantor, whether similar or dissimilar to the foregoing;

                           (xiv) any and all notice of the creation, renewal or
extension of the Obligations and notice of or proof of reliance by Lender upon this Guaranty or acceptance of this Guaranty;

                           (xv) any change, restructuring or termination of the
limited partnership structure, or existence of Borrower not otherwise permitted by and accomplished in accordance with the requirements contained in the Loan Documents;

                           (xvi) the exercise of any right or remedy under the
Loan Agreement or any of the other Loan Documents, or the obtaining of any judgment against Borrower or any other Person, or the taking of any action to enforce the same;

                           (xvii) the insolvency, bankruptcy, arrangement,
adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, any other Significant Party or any other Person at any time liable for the payment or performance of all or part of the Obligations; or any dissolution of Borrower or any other Significant Party or any sale, lease or transfer of any or all of the assets of Borrower or any other Significant Party or any changes in the shareholders, partners, members, trustees or beneficiaries of Borrower or any other Significant Party;

                           (xviii) the invalidity, illegality or
unenforceability of all or any part of the Obligations, or any document or agreement executed in connection with the Obligations, for any reason whatsoever, including, without limitation, the fact that (A) the Obligations, or any part thereof, exceed the amount permitted by law, (B) the act of creating the Obligations or any part thereof is ultra vires, (C) the officers or representatives executing the Loan Agreement or the other Loan Documents or otherwise creating the Obligations acted in excess of their authority, (D) the Obligations violate applicable usury laws, (E) Borrower or any other Person liable for any of the Obligations has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Obligations wholly or partially uncollectible from Borrower or such other Person liable for any of the Obligations, (F) the creation, performance or repayment of the Obligations, or the execution, delivery and performance of any document or instrument representing part of the Obligations or executed in connection with the Obligations, or given to secure the repayment of the Obligations, is illegal, uncollectible or unenforceable, or (G) the Loan Agreement or any of the other


                                       4
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Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being understood and agreed that Guarantor shall remain liable under this Guaranty regardless of whether Borrower or any other Person be found not liable on the Obligations or any part thereof for any reason;

                           (xix) any full or partial release of the liability of
Borrower for the Obligations, or any part thereof, or of Guarantor, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, or assure the payment of the Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranty Obligations in full without assistance or support of any other Person, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other Persons will be liable to pay or perform the Guaranty Obligations, or that Lender will look to other Persons to pay or perform the Guaranty Obligations;

                           (xx) the failure of Lender or any other Person to
exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of the Collateral or any other security given for the Obligations, including, without limitation, any neglect, delay, omission, failure or refusal of Lender (A) to take or prosecute any action for the collection of any of the Obligations, (B) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor or (C) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Obligations;

                           (xxi) the fact that any Collateral, security,
security interest or Lien contemplated or intended to be given, created or granted as security for the repayment and/or performance of the Obligations or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or Lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the Collateral for the Obligations;

                           (xxii) any existing or future right of offset, claim
or defense of Borrower, any other Significant Party or any Affiliate of any Significant Party against Lender or any other Person or against payment and/or performance of the Obligations, whether such right of offset, claim or defense arises in connection with the Obligations or the transactions creating the Obligations or otherwise;

                           (xxiii) the reorganization, merger or consolidation
of Borrower or any other Person into or with any other Person;

                           (xxiv) any payment (A) by Borrower to Lender or (B)
by any other Person to Lender, in either case, on account of or in connection with the Obligations is held to constitute a preference under bankruptcy laws, or if for any reason Lender is required to refund such payment or pay such amount to Borrower, such other Person or any other Person; or

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                           (xxv) any other action taken or omitted to be taken
with respect to the Loan Documents, the Obligations or the Collateral or other security therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranty Obligations pursuant to the terms hereof; or

                           (xxvi) any assignment of the Loan or any interest
therein to any assignees or participants;

whether occurring before or after any default by Borrower or any other Person under the Loan Agreement, the Note, the Mortgage or any of the other Loan Documents, and with or without further notice to or assent from Guarantor, it being the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay and/or perform the Obligations as provided in Section 2 hereof, if not punctually paid and/or performed when due (subject to applicable grace periods, if any), notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final indefeasible payment and satisfaction of the Obligations.

                  (d) This Guaranty shall continue to be effective or be reinstated, as the case may be, and the rights of Lender hereunder shall continue with respect to, any Guaranty Obligation (or portion thereof) arising out of any Obligation at any time paid by Borrower or any other Person which shall thereafter be required to be restored or returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or such other Person, or for any other reason, all as though such Obligation (or portion thereof) had not been so paid or applied.

         4. Irrevocable Guaranty; Payment. Guarantor's Guaranty Obligations pursuant to Section 2 hereof are continuing and irrevocable under any and all circumstances whatsoever. If all or any part of the Obligations shall not be punctually paid and/or performed when due, whether at demand, maturity, acceleration or otherwise (subject to applicable grace periods, if any), Guarantor shall immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay the amount due on, and/or perform, the Obligations to Lender. Such demand(s) may be made at any time coincident with or after the time for payment and/or performance of all or part of the Obligations (subject to applicable grace periods, if any), and may be made from time to time with respect to the same or different items of Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

         5. Primary Liability of Guarantor. This Guaranty constitutes a guarantee of payment and performance and not a guarantee and indemnity of collection. Lender may enforce this Guaranty against Guarantor for payment of any amounts due under or performance of any of the Guaranty Obligations as they become due and without first making demand or instituting collection or other proceedings against Borrower, any other guarantor of the Obligations or any other Person liable for any of the Obligations. Guarantor's liability for the Guaranty Obligations is hereby declared by mutual agreement to be primary, and not secondary.

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         6. Representations and Warranties. Guarantor warrants and covenants to
Lender as follows:

                  (a) The execution, delivery and performance by Guarantor of this Guaranty, and the performance of its obligations hereunder do not (i) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (ii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting Guarantor or any of their property or (iii) result in or require the creation or imposition of any lien upon or with respect to any of the property of Guarantor. Guarantor is not in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument.

                  (b) No authorization, consent or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other Person is required for (i) the due execution, delivery or performance by Guarantor of this Guaranty or (ii) the exercise by the Lender of its rights under this Guaranty.

                  (c) This Guaranty has been duly executed and delivered by Guarantor. This Guaranty is the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors rights generally.

                  (d) There are no conditions precedent to the effectiveness of this Guaranty that have not been either satisfied or waived.

                  (e) Guarantor has, independently and without reliance upon Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

                  (f) Guarantor is not insolvent and Guarantor's execution hereof does not render Guarantor insolvent.

                  (g) Guarantor is not (i) presently, and covenants that it shall not hereafter be, delinquent in the payment of any Taxes (as hereinafter defined) imposed by any Governmental Authority or in the filing of any tax return and (ii) involved in a dispute with any taxing authority over Tax amounts due which would be reasonably likely to result in a material adverse effect on Guarantor's ability to fully and timely perform the Guaranty Obligations.

                  (h) No information, exhibit or report furnished by Guarantor to Lender in connection with this Guaranty or pursuant to the terms of the Loan Documents contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein not misleading in any material respect.

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                  (i) There is no action, suit, investigation, litigation or proceeding affecting Guarantor pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to result in a material adverse effect on Guarantor's ability to fully and timely perform the Guaranty Obligations or (ii) purports to affect the legality, validity or enforceability of this Guaranty.

                  (j) Guarantor is not a party to any indenture, loan or credit agreement or any contract, lease or other agreement or instrument, or subject to any restriction that would be reasonably likely to result in a material adverse effect on Guarantor's ability to fully and timely perform the Guaranty Obligations.

                  (k) Subject to legally permitted extensions, Guarantor has filed, has caused to be filed or has been included in all tax returns (Federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

                  (l) No bankruptcy, reorganization or insolvency proceedings are pending or contemplated either by Guarantor or, to the best knowledge of Guarantor, against Guarantor.

                  (m) Guarantor will receive, substantial direct or indirect benefit from the giving of this Guaranty, the borrowing of the Loan and the consummation of the transactions described in the Loan Agreement.

                  (n) The financial statements of Guarantor which have been delivered to Lender in connection with the Loan, if any, are true, correct and complete in all material respects and do not omit any material fact necessary to make such financial statements not misleading.

         7. Covenants. Guarantor covenants and agrees that:

                  (a) Guarantor shall not convey, sell, lease, assign, transfer or otherwise dispose of all or substantially all of his property, business or assets.

                  (b) Guarantor shall deliver to Lender as soon as available, but in any event not later than 45 days after the end of each quarter of each calendar year, the unaudited financial statements of Guarantor as of the end of each such quarter year, certified by Guarantor as being true, correct and complete in all material respects.

                  (c) Guarantor shall deliver to Lender as soon as available, but in any event not later than 90 days after the end of each calendar year, the audited financial statements of Guarantor as of the end of each such calendar year, certified by Guarantor as being true, correct and complete copies in all material respects.

                  (d) Guarantor shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of his obligations of whatever nature, except when the amount or validity thereof is being contested currently in good faith by appropriate proceedings and reasonable reserves are established by Guarantor thereagainst.

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         8. No Marshaling of Assets. Lender may proceed against any or all of the Collateral or any other security for the Obligations, as well as any assets of Guarantor and against Persons liable therefor in such order as it may elect, and no Guarantor shall be entitled to require Lender to marshal assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived by Guarantor.

         9. Release of Liable Parties. Lender may, in its sole discretion and with or without consideration release, compromise or settle with any Person including, without limitation, Borrower or any other Significant Party. The defenses of impairment of collateral and impairment of recourse and any requirements of diligence on Lender's part in collecting the Obligations are hereby expressly waived by Guarantor.

         10. Waivers. Guarantor expressly waives the following:

                  (a) notice of acceptance of this Guaranty and of any change in the financial condition of Borrower or any other Person;

                  (b) any requirement of promptness, diligence, presentment, protest, notice of dishonor, notice of default, notice of acceptance, demand, and all other actions or notices that may otherwise be required on Lender's part in connection with the Obligations and/or this Guaranty;

                  (c) any demand for payment under this Guaranty;

                  (d) the right to interpose all substantive and procedural defenses of the law of guaranty, indemnification and suretyship, except the defenses of prior payment by Borrower or any other surety of the Obligations;

                  (e) all rights and remedies accorded by applicable law to guarantors or sureties, including, without limitation, any extension of time conferred by any law now or hereafter in effect;

                  (f) the right to trial by jury in any action or proceeding of any kind arising on, under, out of, or by reason of or relating, in any way, to this Guaranty or the interpretation, breach or enforcement hereof;

                  (g) the right to interpose any setoff or counterclaim (other than mandatory counterclaims) of any nature or description in any action or proceeding arising hereunder or with respect to this Guaranty;

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

                  (h) any right or claim of right to cause a marshaling of the assets of Borrower or to cause Lender to proceed against Borrower and/or any of the Collateral or other security held by Lender at any time or in any particular order;

                  (i) any defense based on any statutory or other limitation of the amount of any deficiency judgment available to Lender after foreclosure or other proceedings to realize upon any of the Collateral or any other security for the Obligations;

                  (j) any defense or benefits that may be afforded by Section 1301 of the New York Real Property Actions and Proceedings Law or any statute or law in any other jurisdiction having similar effect or requiring a creditor to elect remedies;

                  (k) any defense based on the failure to make Guarantor a defendant in any action under any Loan Document;

                  (l) any rights which Guarantor may have to require Lender, in order to enforce the Guaranty Obligations under this Guaranty, to (i) institute suit or exhaust its remedies against Borrower, any other Person liable for any of the Obligations or any other Person, (ii) enforce Lender's rights against any of the Collateral or any other security which shall ever have been given to secure the Obligations, (iii) enforce Lender's rights against any other guarantors from time to time of any of the Obligations, (iv) join Borrower or any other Person liable for any of the Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against any of the Collateral or any other security which shall ever have been given to secure the Obligations or (vi) resort to any other means of obtaining payment of any of the Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce any of the Obligations; and

                  (m) notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Note or of any other Loan Documents, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's or any other Person's execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with the Collateral,
(v) the occurrence of any breach or default of or under the Loan Documents by Borrower, any other Person or an Event of Default, (vi) Lender's transfer or disposition of the Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any of the Collateral or any other security for the Obligations, (viii) protest, proof of non-payment or default by Borrower or any other Person or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Agreement, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Obligations.

         11. Bankruptcy. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor's liability shall extend to all amounts and performance of all Obligations which constitute part of the Guaranty Obligations and would be owed or be required to be performed by Borrower or any other Person under the Loan or any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Borrower or any other Person, including, without

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limitation, the accrual of post-petition interest which may otherwise be limited by Section 506 of the Bankruptcy Code or any other provision thereof. Without limiting the foregoing, neither Guarantor's obligation to perform or to make payment in accordance with this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed, stayed, released or limited in any manner by any impairment, modification, change, release, limitation or stay of the liability of Borrower or any other Person or its estate in bankruptcy or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the Bankruptcy Code or other statute or from the decision of any court interpreting any of the same.

         12. Currency of Payments. Any and all amounts required to be paid by Guarantor hereunder shall be paid in lawful money of the United States of America and in immediately available funds to Lender. Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to Lender on account of its liability hereunder, it shall notify Lender in writing that such payment is made under this Guaranty for that purpose.

         13. Waiver of Rights Against Borrower; Subordination.

                  (a) Until all of the Obligations are paid in full to Lender and/or performed, Guarantor hereby waives all rights of subrogation and any other claims that Guarantor (or any of them) may now have or hereafter acquire against either Borrower or any insider (as such term is used in Section 547(b)(2)(B) of the Bankruptcy Code (an "Insider")) that arise from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty or any other documents executed in connection herewith (collectively, the "Guaranty Documents"), including, without limitation, any right of reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Lender against either Borrower or any Insider, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from either Borrower or any Insider, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right until all Obligations are indefeasibly paid and/or performed in full for a period of three hundred sixty six (366) days.

                  (b) If any amount shall be paid to Guarantor in violation of clause (a) immediately above, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to all amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents and the Guaranty Documents, or to be held as collateral for any amounts payable under this Guaranty thereafter arising. Guarantor acknowledges that Guarantor has and will receive substantial direct and indirect benefits from the borrowing of the Loan and the consummation of the transactions contemplated by the Loan Documents and the Guaranty Documents and that the waiver set forth in clause (a) immediately above is knowingly made in contemplation of such benefits.

                  (c) As used herein, the term "Guarantor Claims" means all debts and liabilities of Borrower or any Insider to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether such obligations of Borrower or any Insider be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise or of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include, without limitation, all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the Guaranty Obligations. Upon the occurrence of an Event of Default or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, and as to which notice has been given by Lender, where required to be so given under the Loan Documents, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other Person any amount upon the Guarantor Claims.

                  (d) In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Guarantor, as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon the Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranty Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower or any Insider and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender and performance in full of the Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Obligations, and such subrogation shall be with respect to that proportion of the Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

                  (e) In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that Guarantor shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

                  (f) Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's or any Insider's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's or any Insider's assets securing payment of the Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (i) exercise or enforce any creditor's right it may have against Borrower or any Insider or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower or any Insider held by Guarantor.

         14. Amendment in Writing. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         15. Statute of Limitation. Guarantor acknowledges that the statute of limitation applicable to this Guaranty shall begin to run only upon Lender's accrual of a cause of action against Guarantor caused by failure of Guarantor to honor a demand for payment or performance hereunder made by Lender in writing; provided, however, that if, subsequent to the demand upon Guarantor, Lender reaches an agreement with Borrower, Guarantor or any other Person on any terms causing Lender to forbear in the enforcement of its demand upon Guarantor, the statute of limitation shall be reinstated and shall run for its full duration from such time that Lender subsequently makes demand upon Guarantor.

         16. Jurisdiction, Venue, Service of Process. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY SHALL BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK. GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO EITHER (i) GUARANTOR'S ADDRESS SET FORTH IN THE INTRODUCTORY PARAGRAPH OF THIS GUARANTY OR (ii) GUARANTOR'S ADDRESS FOR NOTICES SET FORTH IN SECTION 20 HEREOF, WHICH SERVICE SHALL BE DEEMED SUFFICIENT FOR PERSONAL JURISDICTION AND SHALL BE DEEMED EFFECTIVE SEVEN (7) DAYS AFTER MAILING. GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST GUARANTOR IN ANY OTHER JURISDICTION.

         17. Further Assurances, Etc. Guarantor shall, at its sole cost and expense, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts and assurances as Lender shall from time to time reasonably require or deem advisable (a) to effectuate the intent and purposes of this Guaranty and (b) for the better assuring and confirming of all of Lender's rights, powers and remedies hereunder, provided that none of the same shall increase, in other than a de minimis fashion, any of the obligations of Guarantor under this Guaranty or decrease, in other than a de minimis fashion, any of the rights of Guarantor under this Guaranty.

         18. Remedies. The obligations of Guarantor under this Guaranty are independent of Borrower's or any other Person's obligations under the Note and the other Loan Documents, and a separate action or actions may be brought and prosecuted against Guarantor to enforce this Guaranty, irrespective of whether any action is brought against Borrower or any other Person or whether Borrower or any other Person is joined in any such action or actions. Any one or more successive and/or concurrent actions may be brought hereon against Guarantor either in the same action, if any, brought against Borrower or any other Person or in separate actions, as often as Lender, in its sole discretion, may deem advisable.

         19. Certified Statement. Guarantor agrees that it shall, at any time and from time to time, within ten (10) days following request by Lender, execute and deliver to Lender a statement certifying that this Guaranty is unmodified and in full force and effect (or if modified, that the same is in full force and effect as modified and stating such modifications).

         20. Notices. All notices, demands and other communications permitted or required to be given or furnished hereunder shall be in writing and shall be given in any manner permitted pursuant to Section 7.6 of the Loan Agreement to the Person intended to receive the same at the following address(es):


                                    If to Lender, at:

                                    SWH Funding Corp.
                                    Two University Plaza
                                    Hackensack, New Jersey 07601
                                    Attention:  Sanford S. Herrick
                                    Facsimile:  (201) 343-1523
                                    with a copy to:

                                    Solomon and Weinberg LLP
                                    685 Third Avenue, 30th Floor
                                    New York, New York  10017
                                    Attention:    Howard R. Shapiro, Esq.
                                    Facsimile:    (212) 605-0999

                                    If to Guarantor, at:

                                    Cedar Income Fund, Ltd.
                                    44 South Bayles Avenue, Suite 304
                                    Port Washington, New York 11050
                                    Attention:    Brenda J. Walker
                                    Facsimile:    (516) 767-6497

                                    with a copy to:

                                    Cedar Bay Realty Advisors, Inc.
                                    44 South Bayles Avenue, Suite 304
                                    Port Washington, New York 11050
                                    Attention:    Stuart H. Widowski, Esq.
                                    Facsimile:    (516) 767-6497

Any party may change the address to which any such notice, demand or communication is to be delivered by furnishing ten (10) days written notice of such change to the other parties in accordance with the provisions of this
Section 20. Notices, demands and communications shall be deemed to have been given on the date they are actually received; provided, however, that the inability to deliver the same because of a changed address of which no notice was given, or rejection or refusal to accept any notice, demand or communication offered for delivery, shall be deemed to be receipt as of the date of such inability to deliver or rejection or refusal to accept delivery. Notice for Lender or Guarantor may be given by their respective counsel.

         21. Successors and/or Assigns. This Guaranty shall inure to the benefit of and be enforceable by Lender and its assignees, participants and affiliates. Wherever in this Guaranty reference is made to Lender or Borrower, the same shall be deemed to refer also to the then assignee of Lender or Borrower.

         22. Governing Law; Waivers.

                  (a) This Guaranty was negotiated, executed and delivered in the State of New York. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the State of New York's principles of conflicts of law, except that it is the intent and purpose of Lender and Guarantor that the provisions of Section 5-1401 of the General Obligations Law of the State of New York shall apply to the Guaranty.

                  (b) GUARANTOR EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY LENDER UNDER THIS GUARANTY ANY AND EVERY RIGHT GUARANTOR MAY HAVE TO (I) A TRIAL BY JURY, (II) INTERPOSE ANY COUNTERCLAIM THEREIN (EXCEPT FOR ANY COMPULSORY COUNTERCLAIM WHICH, IF NOT ASSERTED IN SUCH PROCEEDING, WOULD BE WAIVED) AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING.

         23. Severability. In the event that any of the covenants, agreements, terms or provisions contained in this Guaranty or the application thereof to any circumstance or to Guarantor shall be invalid or unenforceable in any respect, the remaining covenants, agreements, terms and provisions contained in this Guaranty or the application thereof to any circumstances or to Guarantor other than those as to which any covenant, agreement, term or provision is held invalid or unenforceable, shall not be affected or prejudiced thereby and each remaining covenant, agreement, term and provision of this Guaranty shall be valid and shall be enforceable to the fullest extent permitted by law.

         24. Inapplicability of Nonrecourse Obligations. The Loan Agreement, Note, the Mortgage and the other Loan Documents may contain provisions which may limit Lender's remedies against Borrower or any other Person upon a default (collectively, the "Limited Recourse Provisions"). None of the Limited Recourse Provisions shall be construed to abrogate or limit the obligations of Guarantor under this Guaranty.

         25. Payments Free and Clear of Taxes.

                  (a) Any and all payments made by Guarantor under this Guaranty shall be made free and clear of, and without deduction for, any and all prospectively enacted taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (including, without limitation, penalties, interest, additions to tax and expenses) (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being herein collectively referred to as "Taxes").

                  (b) Guarantor shall pay any prospectively enacted stamp or documentary taxes, intangible taxes or any other sales, excise or property taxes, charges or similar levies which arise from any payment made with respect to this Guaranty, excepting therefrom income taxes and franchise taxes of Lender (collectively, "Other Taxes").

                  (c) If Guarantor shall be required by any prospectively enacted law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to Lender, then:

                           (i) the sum payable shall be increased as may be
necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 25) Lender shall receive an amount equal to the sum Lender would have received had no such deductions been made;

                           (ii) Guarantor shall make such deductions;

                           (iii) Guarantor shall pay the full amount deducted to
the relevant taxation, or other, authority in accordance with applicable law;
and

                           (iv) within ten (10) days after the date of such
payment, Guarantor shall furnish to Lender the original or a certified copy of a receipt evidencing such payment.

                  (d) Without prejudice to the survival of any other agreement or obligation of Guarantor under this Guaranty, the agreements and obligations of Guarantor under this Section 25 shall survive so long as any relevant limitations period with respect to any Tax or Other Tax remains open.

         26. Entire Agreement; No Oral Representations Limiting Enforcement, Loan Agreement, Etc. This Guaranty represents the entire agreement between the parties concerning the liability of Guarantor for the Guaranty Obligations, and any oral statements regarding the liability of Guarantor for the Guaranty Obligations are merged herein. GUARANTOR UNDERSTANDS THAT LENDER INTENDS TO RELY UPON AND TO ENFORCE THIS GUARANTY AND THAT GUARANTOR MUST NOT RELY UPON OR BELIEVE THAT LENDER OR ANY TRUSTEE, OFFICER, DIRECTOR, AGENT, EMPLOYEE OR REPRESENTATIVE OF LENDER IS AUTHORIZED TO MAKE ANY STATEMENT OR REPRESENTATION TO THE CONTRARY. LENDER HEREBY DISAVOWS ANY SUCH STATEMENT OR REPRESENTATION BY ANY PERSON. WITHOUT LIMITING THE FOREGOING, GUARANTOR ACKNOWLEDGES LENDER'S INTENTION TO ENFORCE THIS GUARANTY TO THE FULLEST EXTENT POSSIBLE AND GUARANTOR ACKNOWLEDGES THAT LENDER HAS MADE NO ORAL STATEMENTS TO GUARANTOR THAT COULD BE CONSTRUED AS A WAIVER OF LENDER'S RIGHT TO ENFORCE THIS GUARANTY BY ALL AVAILABLE LEGAL MEANS. Guarantor acknowledges that Guarantor has read the Loan Agreement, the Note and the other Loan Documents.

         27. Cumulative Remedies. The remedies provided Lender in this Guaranty are not exclusive of any other remedies that may be available to Lender under any other document or at law, in equity or otherwise. Guarantor acknowledges and agrees that it is now, and shall in the future be, impossible to measure accurately the damages to Lender resulting from a breach of one or more of the obligations of Guarantor hereunder; that such a breach will cause irreparable injury to Lender and that Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that such obligations shall be specifically enforceable against Guarantor upon which a demand for performance is made by Lender hereunder; and Guarantor hereby waives and shall not assert any defense based on the denial of any of the foregoing in an action for specific performance of any of such covenants.

         28. Instrument for Payment of Money Only. Guarantor hereby agrees and acknowledges that this Guaranty is an instrument for the payment of money only and hereby consents that Lender, at its sole option, in the event of a default by Guarantor in the payment of any of the amounts payable by Guarantor hereunder, shall have the right to bring a motion or action under New York CPLR
Section 3213.

         29. Headings. The captions and headings of the various sections of this Guaranty are for purposes of reference only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof.

         30. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall constitute an original and which, when taken together, shall constitute but one instrument. All such counterparts will be deemed to be originals and will together constitute but one and the same instrument. If more than one guarantor executes this Guaranty, the joint and several liability of the undersigned shall be unaffected by the failure of any of the undersigned to execute any or all of the counterparts.

         31. Rule of Construction. This Guaranty shall not be construed more strictly against a party, solely because this Guaranty may have been prepared by counsel for such party, it being agreed that each of Lender and Guarantor have contributed substantially and materially to the preparation of this Guaranty.

         32. Transfer Restriction. Guarantor hereby agrees that, for so long as there shall remain any Guaranty Obligations outstanding, Guarantor shall not convey, assign or transfer any of his assets, except (a) in exchange for fair and full consideration or (b) in the ordinary course of business.

         33. Time of the Essence. Time is of the essence as to Guarantor's obligations under this Guaranty.

         34. Specific Limitation on Guaranty Obligations. Guarantor and Lender hereby confirm that it is the intention of Guarantor and Lender that this Guaranty not constitute a fraudulent transfer or fraudulent conveyance (a "Fraudulent Conveyance") under the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever (collectively, the "Bankruptcy Laws"). To give effect to the foregoing intention of Guarantor and Lender, each of such parties hereby irrevocably agrees that the Guaranty Obligations shall be limited to (but shall not be less than) such maximum amount as will, after giving effect to the maximum amount of such obligations and all other liabilities (whether contingent or otherwise) of Guarantor that are relevant under such Bankruptcy Laws, result in the Guaranty Obligations not constituting a Fraudulent Conveyance under the Bankruptcy Laws, as of the date of execution and delivery of this Agreement.




                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first set forth above.

                                   GUARANTOR:

                                   CEDAR INCOME FUND, LTD.,
                                     a Maryland corporation


                                   By:
                                      ---------------------------------
                                        Name:   Brenda J. Walker
                                        Title:  Vice President

                                 ACKNOWLEDGMENT


Within New York:

STATE OF NEW YORK          )
                           )    ss.:
COUNTY OF _________________)


         On the ___ day of October in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Brenda J. Walker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                           _____________________
                                                           Notary Public (SEAL)



Outside New York:

STATE OF _______________)

                        )  ss.:
COUNTY OF_______________)


         On the ___ day of October in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Brenda J. Walker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the
________________________.

                                                           _____________________
                                                           Notary Public (SEAL)

                                 ACKNOWLEDGMENT


Within New York:

STATE OF NEW YORK          )
                           )    ss.:
COUNTY OF _________________)


         On the ___ day of October in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                           _____________________
                                                           Notary Public (SEAL)



Outside New York:

STATE OF _______________)

                        )  ss.:
COUNTY OF_______________)



         On the ___ day of October in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the ________________________.


                                                           _____________________
                                                           Notary Public (SEAL)

                                 ACKNOWLEDGMENT


Within New York:

STATE OF NEW YORK          )
                           )    ss.:
COUNTY OF _________________)


         On the ___ day of October in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                           _____________________
                                                           Notary Public (SEAL)



Outside New York:

STATE OF _______________)

                        )  ss.:
COUNTY OF_______________)



         On the ___ day of October in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the ________________________.


                                                           _____________________
                                                           Notary Public (SEAL)